Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions
Related Party Transactions

(16) Related Party Transactions

Certain affiliates of stockholders of Bats conduct trading activity through the Company. The extent of such activity is presented in the accompanying consolidated statements of financial condition, income and cash flows.

Certain affiliates of stockholders of Bats also own certain percentages of the term loans outstanding. As of December 31, 2015, $62.0 million of the Company’s outstanding term loans is held by related parties.

In March 2015, the Company entered into a Transaction Services Agreement (TSA) with a certain stockholder, the seller of Hotspot. In connection with this TSA, the following expenses were recorded in the consolidated statements of income for the year ended December 31, 2015:

Systems and data communication	$0.5
Occupancy	0.1
General and administrative	0.5
Total	$1.1